UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 17, 2024 to allow our stockholders to vote on the matters disclosed in our Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal I: Election of Directors.

All of our Directors were re-elected and received the following votes:

	Number of Votes			Broker Non-Votes
	For	Against	Abstain
Dorika M. Beckett	32,032,152	209,478	23,987	349,332
Michael W. Chiao	32,199,745	41,885	23,987	349,332
Christopher D. Farrar	32,206,798	34,831	23,988	349,332
Alan H. Mantel	32,196,232	45,397	23,988	349,332
John P. Pitstick	32,211,268	30,362	23,987	349,332
John A. Pless	31,814,917	426,713	23,987	349,332
Joy L. Schaefer	32,032,152	209,478	23,987	349,332
Omar Maasarani	32,205,097	36,559	23,961	349,332

Proposal II: The approval of our named executive officers’ compensation on an advisory basis, including the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Our shareholders voted as noted below and approved the resolution and our 2023 executive compensation.

Number of Votes
For	32,192,729
Against	45,527
Abstain	27,361
Broker Non-Votes	349,332

Proposal III. The ratification of RSM US LLP as our independent auditor for 2024.

Our shareholders ratified RSM US LLP as our independent auditor for 2024 with the following votes:

Number of Votes
For	32,448,407
Against	163,141
Abstain	3,401

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

May 23, 2024	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary